UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2020

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State of other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	ADC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 1, 2020, Agree Realty Corporation (the “Company”) announced its weighted-average number of common shares outstanding for the three and six months ended June 30, 2020. The following table computes the Company’s weighted-average number of common shares outstanding for the periods:

	Three Months Ended	Six Months Ended
	June 30, 2020	June 30, 2020

Weighted-average number of common shares outstanding	52,902,628	49,259,014
Less: Unvested restricted stock	(176,398)	(176,398)
Weighted-average number of common shares outstanding used in basic earnings per share	52,726,230	49,082,616

Weighted-average number of common shares outstanding used in basic earnings per share	52,726,230	49,082,616
Effect of dilutive securities:
Share-based compensation	68,294	74,926
2019 ATM forward equity offerings	-	28,579
2020 ATM forward equity offerings	25,652	14,144
April 2020 forward equity offering	446,563	223,281
Weighted-average number of common shares outstanding used in diluted earnings per share	53,266,739	49,423,546

Operating Partnership Units ("OP Units")	347,619	347,619
Weighted-average number of common shares and OP Units outstanding used in diluted earnings per share	53,614,358	49,771,165

To account for the potential dilution resulting from the 2019 ATM forward equity offerings, 2020 ATM forward equity offerings, and April 2020 forward equity offering on earnings per share calculations, the Company used the treasury stock method to determine the dilution during the period of time prior to settlement. The impact of the offerings on the Company’s weighted-average diluted shares for the three months ended June 30, 2020 was 472,215 weighted-average incremental shares. The impact of the offerings on the Company’s weighted-average diluted shares for the six months ended June 30, 2020 was 266,004 weighted-average incremental shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

Date: July 1, 2020	By:	/s/ Clayton R. Thelen
Clayton R. Thelen
Chief Financial Officer and Secretary